UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 18, 2005

General Cable Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky		41076-9753
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	859-572-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

1. Salary Adjustment for Executive Vice President, Chief Financial Officer, and Treasurer.

On February 18, 2005, the Compensation Committee of the Board of Directors approved an adjustment to the salary of Christopher F. Virgulak, Executive Vice President, Chief Financial Officer, and Treasurer, of $10,260, which increases his salary to $352,260, effective March 1, 2005.

2. Salary Adjustment for Executive Vice President, General Counsel and Secretary.

On February 18, 2005, the Compensation Committee of the Board of Directors approved an adjustment to the salary of Robert J. Siverd, Executive Vice President, General Counsel and Secretary, of $9,765, which increases his salary to $335,265, effective March 1, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Cable Corporation

February 22, 2005	By:	Robert J. Siverd

Name: Robert J. Siverd
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99	Exhibit 99